Exhibit 10.33

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO LEASE AGREEMENT
THIS FIRST AMENDMENT TO LEASE AGREEMENT (“this First Amendment”) is dated as of June 22, 2021 (“Effective Date”), by and between ARE-MARYLAND NO. 51, LLC, a Delaware limited liability company, having an address at 26 North Euclid Avenue, Pasadena, California 91101 (“Landlord”), and NOVAVAX, INC., a Delaware corporation, having an address at 21 Firstfield Road, Gaithersburg, Maryland 20878 (“Tenant”).
RECITALS
A.    Landlord and Tenant have entered into that certain Lease Agreement (“Lease”) dated as of October 22, 2020, wherein Landlord leased to Tenant certain premises containing approximately 169,420 rentable square feet (“Existing Premises”) located at 700 Quince Orchard Road, Gaithersburg, Maryland 20878, as more particularly described in the Lease.
B.    The Project includes an unenclosed loading dock area adjoining the Building that Tenant proposes to enclose and improve and thereby form a part of the Existing Premises. Once enclosed, the former loading dock area will contain approximately 1,819 rentable square feet of space (“Expansion Premises”).
C.    Landlord and Tenant desire to amend the Lease, among other things, to expand the Existing Premises to include the Expansion Premises, and increase the Tenant Improvement Allowance so that it includes the Expansion Premises, all on the terms and conditions set forth in this First Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is amended as follows:
1.Definitions; Recitals. Terms used in this First Amendment but not otherwise defined shall have the meanings set forth in the Lease. The Recitals form an integral part of this First Amendment and are hereby incorporated by reference.
2.Expansion Premises. Effective as of the Effective Date, the Existing Premises shall be expanded to include the Expansion Premises (the Expansion Premises and the Existing Premises are collectively referred to herein as the “Premises”). Exhibit A-1 attached hereto, which depicts the Expansion Premises as the area labeled “Expansion Premises,” shall be added as an integral part of Exhibit A to the Lease.
a.Tenant Improvements. Tenant shall improve the Expansion Premises in accordance with Tl Construction Drawings approved by Landlord under the Work Letter attached to the Lease as Exhibit C, and Landlord shall provide Tenant with the Tenant Allowance as described in the Work Letter. To the extent Tenant has not submitted and received approval of the Tl Design Drawings or Tl Construction Drawings for the Tenant Improvements
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to be made within the Expansion Premises, Tenant shall do so in accordance with the terms and conditions of the Work Letter.
3.Expansion Premises. Tenant accepted possession of the Expansion Premises on the Commencement Date of the Lease in its then “as is” condition. Landlord shall have no obligation for any defects in the Expansion Premises.
a.Condition. Neither Landlord nor any of its agents has made any representation or warranty with respect to the condition of all or any portion of the Expansion Premises and/or the suitability of the Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Premises are suitable for the Permitted Use. Tenant shall use the Expansion Premises only for the Permitted Use under the Lease in compliance with the provisions of Section 7 of the Lease.
b.Permits. Landlord shall have no obligation to perform any work at the Building in connection with Tenant’s occupancy of the Expansion Premises or obtain any permits, approvals, or entitlements related to Tenant’s specific use of the Expansion Premises or Tenant’s business operations therein.
4.Base Rent for Expansion Premises. (a) Tenant shall continue to pay Base Rent with respect to the Existing Premises at the rates set forth in the Lease, and (b) commencing on the Rent Commencement Date (i.e., January 1, 2022), Base Rent for the Expansion Premises shall be payable at the rate of $5,146.25 per month. During the Term, the Base Rent for the Expansion Premises shall be increased on the Adjustment Date, by multiplying the monthly Base Rent payable immediately before such Adjustment Date for the Expansion Premises by the Rent Adjustment Percentage (i.e., [***]%) and adding the resulting amount to the monthly Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided in Section 4 of the Lease. On the Effective Date, Tenant shall deliver to Landlord an amount equal to the first monthly installment of Base Rent payable for the Expansion Premises.
5.Changes to Defined Terms. Effective as of the Effective Date (except as otherwise specified below), the following amendments are hereby made to the definitions contained in the Basic Lease Provisions.
a.The defined term “Premises” shall be deleted in its entirety and replaced with the following:
“Premises:    That portion of the Project, containing approximately 171,239 rentable square feet, as determined by Landlord, consisting of (i) approximately 169,420 rentable square feet of space as shown as the hatched area on Exhibit A attached hereto (“Existing Premises”), and (ii) approximately 1,819 rentable square feet of space as shown as the area labeled “Expansion Premises” on Exhibit A-1 attached hereto (“Expansion Premises”; together with the Existing Premises, the “Premises”). The area of the Premises has been measured pursuant to Method A of the BOMA 2017 for Office Buildings: Standard Methods of Measurement as

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adopted by the Building Owners and Managers Association International (ANSI/BOMA 265.1-2017) Tenant acknowledges that such measurement shall be conclusive as to the area of the Premises.
b.The defined term “Rentable Area of Premises” shall mean approximately 171,239 rentable square feet.
6.Amendments to Work Letter. Effective as of the Effective Date, the Work Letter is amended as follows:
a.[***]
b.[***]:

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

7.Miscellaneous.
a.Entire Agreement. The Lease, as amended by this First Amendment, is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. The Lease, as so amended by this First Amendment, may be amended only by an agreement in writing, signed by the parties hereto.
b.Binding Effect. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, members, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.
c.Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent, or other person (collectively, “Broker”) in connection with this First Amendment and that no Broker brought about this transaction, other than Jones Lang LaSalle Brokerage, Inc. (“JLL”). JLL shall be paid by Landlord pursuant to a separate agreement between Landlord and JLL. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than JLL, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

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d.Ratification; Conflicts. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Regardless of whether specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.
e.Counterparts/Electronic Signatures. This First Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000, such as DocuSign) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this First Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of the day and year first above written.
TENANT:
NOVAVAX, INC.,
a Delaware corporation

By: /s/ John A. Herrmann III (SEAL)
Name: John A. Herrmann III
Title: EVP, CLO
LANDLORD:
ARE-MARYLAND NO. 51, LLC,
a Delaware limited liability company
By:    Alexandria Real Estate Equities, L.P. ,
a Delaware limited partnership,
as its managing member
By:    ARE-QRS CORP.,
a Maryland corporation,
general partner
By:    [***]
Name:    [***]
Title:     Senior Vice President Real Estate Legal Affairs

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EXHIBIT A-1
EXPANSION PREMISES
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the expansion premises has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

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